UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

TIGERLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25A Technology Drive

Irvine, CA 92618

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (949) 442-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of TigerLogic Corporation (the “Company”)’s Stockholders held on February 24, 2011 (the “Meeting”), four proposals were submitted. No other proposals were put before the Meeting. The proposals and voting results were as follows:

1. To elect one (1) Class III director of the Company to serve a term of three (3) years or until his successor is duly elected and qualified:

Gerald F. Chew	FOR: 18,852,118	WITHHELD: 60,820	BROKER NON- VOTE: 7,506,229

The terms of office of the following four directors continued after the meeting: Richard W. Koe, Douglas G. Marshall, Philip D. Barrett, and Douglas G. Ballinger.

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2011:

FOR: 26,348,256	AGAINST: 12,731	ABSTAIN: 58,180	BROKER NON- VOTE: 0

3. Non-binding advisory approval of compensation of named executive officers:

FOR: 18,096,346	AGAINST: 707,299	ABSTAIN: 109,293	BROKER NON- VOTE: 7,506,229

4. Non-binding vote on frequency of the non-binding stockholder vote to approve the compensation of named executive officers:

1 YEAR: 658,343	2 YEARS: 1,091,242	3 YEARS: 17,116,693	ABSTAIN: 46,660	BROKER NON- VOTE: 7,506,229

All proposals were approved by the requisite number of votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: March 1, 2011	By:	/s/ Thomas Lim
Thomas Lim
Chief Financial Officer